Barclays Global Financial Services Conference September 9, 2013 Exhibit 99.1

Forward-Looking Statements and Non-GAAP
Financial Measures

This document contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements include, but are not limited to, statements concerning Walter Investment's plans, beliefs, objectives, expectations, assumptions  and intentions, and other statements that are not historical or current facts. Forward-looking statements are based on Walter Investment's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change.  Accordingly, actual results may be materially higher or lower than those projected.
The inclusion of such projections herein should not be regarded as a representation by Walter Investment that the projections will prove to be correct. This document speaks only as of this date. Walter Investment disclaims any duty to update the information herein except as otherwise required by law.
Factors that could cause Walter Investment's results to differ materially from current expectations or affect the Company’s ability to achieve anticipated core earnings
•
Regulatory changes and changes in delinquency and default rates that could adversely affect the costs of our businesses such that they are higher than expected;
•
Prepayment speeds, delinquency and default rates of the portfolios we service;
• Our inability to achieve anticipated incentive fees, which are subject to certain factors beyond the Company’s control and which are difficult to estimate in advance with any degree of certainty;
• The achievement of anticipated volumes and margins from the origination of both forward and reverse mortgages, which can be affected by multiple factors, many of which are beyond our control;
• Assumptions with regard to contributions from originations are also subject to the integration of the ResCap origination and capital markets platforms, and the organizational structure, capital requirements and performance of the business after the acquisition;
•
Assumptions regarding the continuation in all material respects of government programs related to our business;
•
The addition of new business during the remainder of 2013 and in, 2014 and 2015;
• The timely and efficient transfer of assets acquired to the Company’s platforms and the efficient integration of any acquired businesses, including achievement of synergies related thereto;
• The accuracy of our expectations regarding the value of, and contributions from, acquired MSRs, related intangibles and other assets, including the accuracy of our assumptions as to the performance of the assets we acquire, which are subject to and affected by many factors, some of which are beyond our control, and could differ materially from our estimates;
•
Changes in accounting;
• Errors in our financial models or changes in assumptions  which could result in our estimates and expectations being materially inaccurate which may adversely affect our earnings;
•
The effects of competition on our existing and potential future business;
•
Our ability to service our existing or future indebtedness;
•
Other factors that may affect the Company’s earnings or costs; and
• Other factors relating to our business in general as detailed in Walter Investment's 2012 Annual Report on Form 10-K and other periodic reports filed with the U.S.
Securities and Exchange Commission.
To supplement Walter Investment’s consolidated financial statements prepared in accordance with GAAP and to better reflect period-over-period comparisons, Walter
Investment uses non-GAAP financial measures of performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i) measure the Company’s financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items including, but not limited to pro-forma synergies, (ii) provide investors a means of evaluating our core operating performance and (iii) improve overall understanding of Walter Investment’s current financial performance and its prospects for the future.
Specifically, Walter Investment believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition, operating results and cash flows. In addition, management uses these measures for reviewing financial results and evaluating financial performance and cash flows. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. Reconciliations can be found in the Appendix to this presentation.
and AEBITDA (as defined herein) include, but are not limited to:

Recent Developments
Please refer to the introductory slide of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Strong Financial and Operational Performance Drives
Robust Second Quarter Results

* “Pipeline” refers to opportunities or potential opportunities in the market for products within our strategic profile that we have identified as targets to add to our servicing portfolio through either the acquisition of MSR or sub-servicing contracts.  In each case we have contacted the seller or its representative to register our interest, or are currently engaged in discussions or negotiations directly with the seller or its representative. The status of “pipeline opportunities”
varies from early stage contact through exclusive negotiations.  There can be no guarantee that any of the opportunities in our pipeline will result in purchases or contracts added by the Company.
Financial
Operational
Strategic
• Top line growth in revenues of 277% over Q2 2012
• GAAP net income of $143.2 million, or $3.75 per diluted share
• After tax core earnings of $178.4 million, or $4.75 per diluted share
• $57.1 million after tax, or $1.52 per share, attributable to fair value adjustment
• AEBITDA of $262.1 million
• Boarded 552,000 accounts, primarily from the Bank of America acquisition
• Strong reductions of 126 bps in 30+ day delinquencies on 1 st
lien GSE portfolio
• Received servicer rating upgrades from Fitch Ratings, reinforcing Green Tree’s top rated specialty servicer status
• Funded $4.7 billion of forward loans and $693 million of reverse loans
• $320 BN pipeline* continues to grow and develop, while origination channels add diversity for sustained growth
• Entered strategic relationship with UFG Holdings, LLC, which will establish a reverse servicing flow arrangement
• Signed agreement to service approximately 130,000 consumer finance loans, which is expected to significantly extend servicing capabilities into the unsecured product space

Key Investment Highlights
Sector drivers remain in full force – including improving economic environment
Core servicing business is strongly profitable and positioned to grow its contribution with highly predictable cash flow
• Expanding servicing and other fee-based opportunities
Originations has ramped volumes significantly and executed against capturing available HARP opportunity
• Transition to an important long-term contributor to portfolio replenishment in 2014 and beyond
Reverse business is a solid contributor with significant long-term growth potential
Strong operational and financial leverage
Walter Investment has a proven ability to opportunistically capitalize on cyclical and secular change – and more change is coming
• GSE extension
• Private capital role in originations
• Non-conforming product

Please refer to the introductory slide of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Walter Investment is exceptionally well positioned to capitalize on unique sector opportunities to drive substantial growth, earnings and shareholder value.

2013 & 2014 Earnings Estimates

(1) Mid-point of 2013 core earnings estimates including fair value adjustment is $9.15 per share.
(2) Mid-point of 2013 core earnings estimates excluding fair value adjustments of $1.52 per share is $7.65. Mid-point of 2014 core earnings estimates is $6.25.  Neither 2013 nor 2014 estimates include an estimate for future fair value adjustments.
Please refer to the introductory slide of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
AEBITDA
Core
Earnings
2013 Estimates including Fair Value Adjustment $700 - $740 $8.90 - $9.40
2013 Estimates $700 - $740 $7.40 - $7.90
2014 Estimates $650 - $700 $6.00 - $6.50
(1)
(2)
(2)
2014 estimates reflect anticipated strong performance from highly predictable servicing business, normalization of originations business from
HARP peak and growth in the Reverse segment and other businesses.

$2.73
Strong growth of core businesses
2012
2013(e)*
2014(e)*
Core Businesses
Forward Originations

Earnings Transition
Servicing, Reverse and Other Core Businesses
• Predictable, contractual fee-based servicing
income with attractive upside incentive
opportunities
• Core servicing assets provide attractive hedge
against rising interest rates
• Ramp in Servicing earnings expected to be
driven by portfolio maturation and new business
opportunities
• Other business lines expected to generate
strong, predictable, recurring fee-based income
• Expect core businesses to deliver increased
contributions to earnings in 2014
Originations
• Opportunistic harvest of peak HARP earnings in
2013
• Platform delivers high-quality, low-cost MSR to
core servicer
• Expected to contribute strong 2014 earnings in
a normalized environment
* Business line contributions based on mid-point of earnings estimates, provided for illustrative purposes.
Anticipated Core Earnings Contribution by Business Line
AEBITDA  Contribution from High-Margin, Fee-
Based, Recurring Revenue Streams Expected
to Increase in 2014
$7.65
(1)
$6.25
(1)

(1) Based on mid-point of core earnings range as disclosed on slide 4 of this presentation.
Please refer to the introductory slide of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Anticipated Key Drivers: 2013 & 2014
Economic environment and sector dynamics continue to strongly support business prospects and estimates
Servicing
• Continues to deliver strong earnings and solid margins
• Delinquency improvements driven by the business model improve profitability
• Robust pipeline
• Extension/expansion of GSE programs such as HAMP and streamlined mod program provide future earnings opportunities
Originations
• Maximize HARP opportunity in near term
HARP extension positive for 2014 - 2015
• Margins normalize in 2014
• Transition consumer direct, build out retail and grow correspondent channels
• Cost reductions and IT efficiencies in 2014
Reverse
• Continue to drive transition to retail versus correspondent/wholesale mix
• Solid volumes, slightly lower margins due to product mix change
• Originations market share and tail production grows in 2014
• Growth in servicing contribution from flow arrangements and acquisitions
Other
• Growth in ARM business
• Development of capital heavy entity augments capital base

Please refer to the introductory slide of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Focus on Sustainable, Profitable Growth
Combination of servicing opportunities from Originations, Capital Vehicle, Pipeline Opportunities and Flow Programs sustains portfolio and offsets run-off in a normalized environment
Originations platform
generates high-quality,
low-cost MSR
Efficient sourcing of
capital through sales of
MSR to the Capital
Vehicle or other third-
party buyers
Source of sub-servicing
opportunities to core
servicer
Management fee income
stream
Growth through bulk and
flow transactions
Private label market
returns
Core servicing business is strategically fed by the Originations platform and Capital Vehicle / Pipeline Opportunities

Please refer to the introductory slide of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Core Servicing &
Ancillary Businesses
Capital Vehicle  /
Capital Partner /
Pipeline
Opportunities
Originations

Appendix

Use of Non-GAAP Measures

Core earnings (pre-tax and after-tax), core earnings per share and Adjusted EBITDA involve differences from segment profit (loss), income (loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP. Core earnings (pre-tax and after-tax), core earnings per share  and Adjusted EBITDA should be considered as supplementary to, and not as a substitute for, segment profit (loss), income
(loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP as a measure of the Company’s financial performance.
Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for
GAAP earnings.  Further, the non-GAAP measures presented by Walter Investment may be defined or calculated differently from similarly titled measures of other companies.
Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future.
Core earnings (pre-tax and after-tax), core earnings per share and Adjusted EBITDA are financial measures that are not in accordance with GAAP.  See the
Definitions included in this document for a description of how these items are reported and see the Non-GAAP Reconciliations for a reconciliation of these measures to the most directly comparable GAAP financial measures.
The Company believes that these Non-GAAP Financial Measures can be useful to investors because they provide a means by which investors can evaluate the
Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period.
Use of Core Earnings and Adjusted EBITDA by Management
The Company manages the business based upon the achievement of core earnings, Adjusted EBITDA and similar targets and has designed certain management incentives based upon the achievement of pre-tax income and Adjusted EBITDA in order to assess the underlying operational performance of the continuing operations of the business for the year and to have a basis to compare underlying operating results to prior and future periods.
Limitations on the Use of Core Earnings and Adjusted EBITDA
Since core earnings (pre-tax and after-tax) and core earnings per share measure the Company’s financial performance excluding certain depreciation and amortization costs related to acquisitions, transaction and merger integration-related costs, share-based compensation expense, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs, they may not reflect all amounts associated with our results as determined in accordance with GAAP.
Since Adjusted EBITDA measures the Company’s financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, share-based compensation expense, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items, including, but not limited to pro-forma synergies, it may not reflect all amounts associated with our results as determined in accordance with GAAP.

Definitions

Core Earnings This disclaimer applies to every usage of Core Earnings and related terms such as Pre Tax Core Earnings, Core Earnings After Taxes and
Core Earnings Per Share (“EPS”) in this document.  Core Earnings is a metric that is used by management to exclude certain items in an attempt to provide a better earnings per share metric to evaluate the Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period.
Core Earnings excludes certain depreciation and amortization costs related to business combination transactions, transaction and merger integration-
related costs, share-based compensation expense, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs.
Core Earnings includes both cash and non-cash gains from forward mortgage origination activities.  Non-cash gains are net of non-cash charges or reserves provided.  Core Earnings excludes the impact of fair value option (“FVO”) accounting and includes cash gains for reverse mortgage origination activities.  Core Earnings may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance.
Adjusted EBITDA This disclaimer applies to every usage of Adjusted EBITDA and related terms such as Pro-Forma Adjusted EBITDA and  AEBITDA in this document.  Adjusted EBITDA is a key performance metric used by management in evaluating the performance of our Company and its segments.
Adjusted EBITDA is generally presented in accordance with its definition in the Company’s senior secured credit agreement, with certain exceptions, and represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net effect of the non-residual VIEs and certain other non-cash income and expense items. Adjusted EBITDA includes both cash and non-cash gains from forward mortgage origination activities.  Adjusted EBITDA excludes the impact of fair value option (“FVO”) accounting and includes cash gains for reverse mortgage origination activities. Pro Forma Adjusted EBITDA includes an adjustment to reflect pro-forma synergies in 2011 and 2012 and to reflect Green
Tree as having been acquired at the beginning of the year for periods prior to the actual acquisition date.  Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance. The definition of Adjusted EBITDA used in this document differs from the definition in the Company’s senior secured credit agreement principally in that (i) the credit agreements include a pro forma adjustment for the projected EBITDA of acquisitions that were made less than twelve months ago and (ii) the senior secured credit agreement does not include the non-cash gains from forward mortgage origination activities in Adjusted
EBITDA.
2013 Estimated Adjusted EBITDA, 2013 Estimated Core Earnings, 2014 Estimated Adjusted EBITDA, 2014 Estimated Core Earnings and other amounts or metrics that relate to future earnings projections are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties, many of which are beyond the control of Walter Investment and its management, and are based upon assumptions with respect to future decisions, which are subject to change.  Actual results will vary and those variations may be material.  Nothing in this presentation should be regarded as a representation by any person that this target will be achieved and the Company undertakes no duty to update this target.  Please refer to the introductory slides of this presentation, as well as additional disclosures in this Appendix and in our Form 10-K and other filings with the SEC, for important information regarding Forward Looking Statements and the use of  Non-GAAP Financial Measures.

Reconciliation of GAAP Income Before Income
Taxes to Non-GAAP Core Earnings
($ in millions, except per share amounts)

Please refer to the introductory slide of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
For the Three Months Ended For the Three Months Ended
June 30, 2013 June 30, 2012
Income before income taxes 238.6 $                                       0.8 $
Add back:
Transaction and integration costs 4.0                                              2.2
Step-up depreciation and amortization 12.8                                            9.9
Step-up amortization of sub-servicing rights (MSRs) 8.1                                              10.5
Non-cash fair value adjustments in Reverse 16.9                                            -
Non-cash interest expense 2.3                                              0.5
Share-based compensation expense 3.9                                              3.6
Net impact of Non-Residual Trusts -                                              1.1
Other 5.9                                              0.5
Core Earnings before income taxes 292.5 $                                       29.1 $
Core earnings after tax 178.4 $                                       18.0 $
Core earnings after tax per diluted common and
common equivalent share 4.75 $                                         0.62 $

Reconciliation of GAAP Income Before Income Taxes to
Non-GAAP Adjusted EBITDA

Please refer to the introductory slide of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
($ in millions)
For the Three Months Ended For the Three Months Ended
June 30, 2013 June 30, 2012
Income before income taxes 238.6 $                                    0.8 $
Depreciation and amortization 17.6                                        11.8
Interest expense 30.7                                        20.4
Non-cash fair value adjustment in Reverse 16.9                                        -
Transaction and integration-related costs 4.0                                          2.2
Non-cash share-based compensation expense 3.9                                          3.6
Provision for loan losses 0.1                                          2.0
Residual Trusts cash flows 1.1                                          5.4
Net impact of Non-Residual Trusts -                                          1.1
Pro forma synergies -                                          1.4
Other 7.7                                          2.2
Amortization and fair value adjustments of servicing rights (53.9)                                       13.2
Non-cash interest income (4.6)                                         (5.9)
Adjusted EBITDA 262.1 $                                    58.2 $

Reconciliation of Estimated Core Earnings to
Estimated GAAP Income Before Income Taxes
(1) At the mid-point of the earnings guidance range as presented on slide 4.
(2) We do not predict special items that might occur in the future. The amount reflected includes only actual amounts that occurred in the first half of 2013.
(3) Fair value adjustments are by their nature subject to multiple factors that could materially change these amounts, many of which are beyond our control.  The amount reflected includes only actual amounts that occurred in the first half of 2013.
($ in millions)

Please refer to the introductory slide of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
For the Year Ended For the Year Ended
December 31, 2013 December 31, 2014
Estimated pre-tax core earnings
(1)
564.0 $                                   388.0 $
Less:
Step up depreciation and amortization, including step up
amortization of sub-servicing contracts (83.0) (67.0)
Share-based compensation expense (12.0) (14.0)
Transaction and integration costs
(2)
(20.3) -
Non-cash fair value adjustments for reverse mortgages
(3)
(20.4) -
Non-cash interest expense (12.0) (10.0)
Other
(2)
(5.5) -
Estimated income before income taxes 410.8 $                                   297.0 $